UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2018

DXC TECHNOLOGY COMPANY

(Exact name of registrant as specified in its charter)

Nevada	001-38033	61-1800317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Boulevard Tysons, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (703) 245-9675

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stephen Hilton, Executive Vice President – Global Delivery Organization of DXC Technology Company (the “Company”), departed the Company on July 20, 2018. The Company is undertaking an external search for a new leader of the Delivery organization. Samson David, Senior Vice President – Global Delivery Organization of the Company, has been appointed to lead the Delivery organization on an interim basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2018	By:	/s/ Paul N. Saleh
	Name:	Paul N. Saleh
	Title:	Executive Vice President and Chief Financial Officer